Exhibit 23.2

                   [PricewaterhouseCoopers L.L.P. Letterhead]


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                                 ______________



We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-8 of our report dated February 12, 1999 relating to the financial statements and financial statement schedules, which appear on page 24 of Chesapeake Utilities Corporation Annual Report on Form 10-K for the year ended December 31, 1998.


/s/  PRICEWATERHOUSECOOPERS  LLP
PricewaterhouseCoopers  LLP

Washington,  D.C.
December  30,  1999